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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)   May 21, 1998
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                          Stevens International, Inc.
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            (Exact name of registrant as specified in its charter)


          Delaware                    1-9603                      75-2159407
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(State or other jurisdiction       (Commission                  (IRS Employer
  of incorporation)                File Number)              Identification No.)


5500 Airport Freeway, Fort Worth, Texas                             76117
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code         (817)  831-3911
                                                    ----------------------------
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ITEM 4.   CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) On May 21, 1998, Stevens International, Inc. (the "Company") dismissed Deloitte & Touche LLP ("Deloitte & Touche") as its principal independent accountants. The decision to dismiss Deloitte & Touche was approved by the Company's Board of Directors as well as the Audit Committee of the Board of Directors. Deloitte & Touche's report on the Company's financial statements for each of the fiscal years ended December 31, 1997 and 1996 did not contain an adverse opinion or disclaimer of opinion. However, such reports were qualified or modified as to uncertainties involving factors raising substantial doubt about the Company's ability to continue as a going concern. There were no adjustments in the consolidated financial statements that might result from the outcome of this uncertainty.

          During the Company's past two fiscal years and the periods following December 31, 1997, there were no disagreements between the Company and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of Deloitte & Touche would have caused it to make reference to the subject matter(s) of the disagreement(s) in connection with its reports.

          A letter from Deloitte & Touche confirming the statements contained in this Item 4(a) is filed as an exhibit to this Current Report on Form 8-K.

     (b) On May 21, 1998, the Company retained Grant Thornton LLP to serve as the Company's principal independent accountants. During the Company's past two fiscal years and the periods following December 31, 1997, the Company did not consult Grant Thornton LLP regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

          (16) Letter re change in certifying accountant. *

________________
  *  Filed herewith.

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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    STEVENS INTERNATIONAL, INC.



Date:  May 26, 1998                 By:     /s/  George A. Wiederaenders
                                         ---------------------------------------
                                            George A. Wiederaenders
                                            Vice President, Treasurer, and
                                            Chief Accounting Officer

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                               INDEX TO EXHIBITS

                                                                SEQUENTIALLY
EXHIBIT                                                           NUMBERED
NUMBER         EXHIBIT                                              PAGE
------         -------                                          ------------

  16           Letter re change in certifying accountant. *

________________
  *  Filed herewith.

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